Exhibit 99.2

February 1, 2012

FOURTH QUARTER 2011

Symetra Financial Corporation (SYA)

Financial Supplement

All financial information in this document is unaudited

Symetra Financial Corporation

Financial Supplement

Table of Contents

December 31, 2011

Symetra Financial Corporation

4Q 2011 Financial Supplement

Financial Highlights

(In millions, except per share and metric or percentage data)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Net income	$74.2	$11.1	$59.4	$54.9	$62.2	$199.6	$200.9
Net income per common share [1]
Basic	$0.54	$0.08	$0.43	$0.40	$0.45	$1.45	$1.48
Diluted	$0.54	$0.08	$0.43	$0.40	$0.45	$1.45	$1.48
Weighted-average common shares outstanding:
Basic	137.585	137.559	137.523	137.292	137.174	137.491	135.609
Diluted	137.595	137.571	137.532	137.300	137.179	137.503	135.618
Non-GAAP Financial Measures [2]
Adjusted operating income	$51.6	$47.6	$49.8	$45.1	$48.0	$194.1	$175.2
Adjusted operating income per common share: [1]
Basic	$0.38	$0.35	$0.36	$0.33	$0.35	$1.41	$1.29
Diluted	$0.38	$0.35	$0.36	$0.33	$0.35	$1.41	$1.29

	As of
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheet Data
Total investments	$26,171.7	$25,852.2	$24,941.5	$24,200.5	$23,500.2
Total assets	28,212.7	27,816.7	26,942.8	26,422.3	25,636.9
Notes payable	449.2	449.2	449.1	449.1	449.0
Accumulated other comprehensive income (net of taxes) (AOCI)	1,013.5	1,006.5	597.9	434.0	432.5
Total stockholders’ equity	3,134.0	3,060.0	2,647.3	2,431.0	2,380.6
U.S. Statutory Financial Information:
Statutory capital and surplus	$1,822.8	$1,806.9	$1,827.8	$1,780.2	$1,752.3
Asset valuation reserve (AVR)	220.7	189.8	212.9	206.1	185.1

Statutory book value	$2,043.5	$1,996.7	$2,040.7	$1,986.3	$1,937.4

Common shares outstanding, end of period (page 15)	118.637	118.595	118.571	118.535	118.216
Book value per common share	$22.77	$22.24	$19.25	$17.68	$17.35
Debt to capital ratio	12.5%	12.8%	14.5%	15.6%	15.9%
Non-GAAP Financial Measures [2]
Adjusted book value (stockholders’ equity excluding AOCI)	$2,120.5	$2,053.5	$2,049.4	$1,997.0	$1,948.1
Adjusted book value per common share :
Adjusted book value per common share [3]	$17.87	$17.32	$17.28	$16.85	$16.48
Adjusted book value per common share, as converted [4]	$16.99	$16.51	$16.49	$16.11	$15.79
Statutory book value per common share [5]	$17.22	$16.84	$17.21	$16.76	$16.39
Debt to capital ratio, excluding AOCI [6]	17.5%	17.9%	18.0%	18.4%	18.7%

	For the Twelve Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010
ROE	7.3%	7.1%	9.3%	8.8%	9.3%
Non-GAAP Financial Measure [2]
Operating ROAE [7]	9.5%	9.6%	9.6%	9.4%	9.8%

[1]

Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Quarterly earnings per share amounts may not add to the full year amounts.

[2]

Management considers these non-GAAP measures to be a useful supplement to their most comparable GAAP measure in evaluating financial performance and condition. Non-GAAP measures including adjusted operating income and the corresponding basic and diluted per share amounts, adjusted book value and the corresponding per share amounts, statutory book value per share amounts, and operating ROAE have been reconciled to their most directly comparable GAAP measures on pages 2, 15, and 16, respectively.

[3]	Adjusted book value per common share is calculated based on adjusted book value, divided by common shares outstanding.
[4]

Adjusted book value per common share, as converted, gives effect to the exercise of the outstanding warrants and is calculated based on adjusted book value plus the assumed proceeds from the warrants, divided by outstanding common shares and shares subject to outstanding warrants.

[5]	Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.
[6]	Debt to capital ratio, excluding AOCI is calculated as notes payable divided by the sum of notes payable and adjusted book value.
[7]

Operating ROAE (return on average equity) is calculated based on adjusted operating income divided by average adjusted book value. The numerator and denominator of this measure have been reconciled to net income and stockholders’ equity, respectively, their most comparable GAAP measures.

Symetra Financial Corporation

4Q 2011 Financial Supplement

Consolidated Income Statement Data

(In millions, except per share data)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Revenues:
Premiums	$149.7	$150.5	$119.4	$120.9	$118.3	$540.5	$473.0
Net investment income	333.2	315.5	312.2	310.0	311.0	1,270.9	1,199.4
Policy fees, contract charges and other	44.6	45.5	45.9	44.7	43.1	180.7	166.3
Net realized investment gains (losses):
Total other-than-temporary impairment losses on securities	(4.2)	(5.0)	(3.1)	(0.9)	(23.1)	(13.2)	(53.3)
Less: portion recognized in other comprehensive income	(1.3)	0.1	0.3	—	16.9	(0.9)	32.4

Net impairment losses recognized in earnings	(5.5)	(4.9)	(2.8)	(0.9)	(6.2)	(14.1)	(20.9)
Other net realized investment gains (losses)	39.6	(51.9)	16.9	16.5	29.2	21.1	60.7

Total net realized investment gains (losses)	34.1	(56.8)	14.1	15.6	23.0	7.0	39.8

Total revenues	561.6	454.7	491.6	491.2	495.4	1,999.1	1,878.5

Benefits and expenses:
Policyholder benefits and claims	96.0	109.4	83.7	92.3	80.2	381.4	335.1
Interest credited	243.2	229.3	225.1	228.3	231.7	925.9	899.5
Other underwriting and operating expenses	82.2	77.4	70.5	66.0	69.8	296.1	256.7
Interest expense	8.1	8.0	8.0	8.0	8.0	32.1	31.9
Amortization of deferred policy acquisition costs	25.5	19.0	20.0	20.1	15.8	84.6	66.2

Total benefits and expenses	455.0	443.1	407.3	414.7	405.5	1,720.1	1,589.4

Income from operations before income taxes	106.6	11.6	84.3	76.5	89.9	279.0	289.1
Provision (benefit) for income taxes:
Current	17.7	26.0	31.1	11.2	11.6	86.0	57.7
Deferred	14.7	(25.5)	(6.2)	10.4	16.1	(6.6)	30.5

Total provision for income taxes	32.4	0.5	24.9	21.6	27.7	79.4	88.2

Net income	$74.2	$11.1	$59.4	$54.9	$62.2	$199.6	$200.9

Net income per common share: [1]
Basic	$0.54	$0.08	$0.43	$0.40	$0.45	$1.45	$1.48
Diluted	$0.54	$0.08	$0.43	$0.40	$0.45	$1.45	$1.48

Weighted-average number of common shares outstanding:
Basic	137.585	137.559	137.523	137.292	137.174	137.491	135.609
Diluted	137.595	137.571	137.532	137.300	137.179	137.503	135.618

Cash dividends declared per common share	$0.06	$0.06	$0.06	$0.05	$0.05	$0.23	$0.15

Non-GAAP Financial Measures:
Adjusted operating income	$51.6	$47.6	$49.8	$45.1	$48.0	$194.1	$175.2

Adjusted operating income per common share: [1]
Basic	$0.38	$0.35	$0.36	$0.33	$0.35	$1.41	$1.29
Diluted	$0.38	$0.35	$0.36	$0.33	$0.35	$1.41	$1.29

Weighted-average number of common shares outstanding:
Basic	137.585	137.559	137.523	137.292	137.174	137.491	135.609
Diluted	137.595	137.571	137.532	137.300	137.179	137.503	135.618

Reconciliation to net income:
Net income	$74.2	$11.1	$59.4	$54.9	$62.2	$199.6	$200.9
Less: Net realized investment gains (losses) (net of taxes)	22.2	(36.9)	9.2	10.1	15.0	4.6	25.9
Add: Net investment gains (losses) on FIA options (net of taxes)	(0.4)	(0.4)	(0.4)	0.3	0.8	(0.9)	0.2

Adjusted operating income	$51.6	$47.6	$49.8	$45.1	$48.0	$194.1	$175.2

[1]

Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Quarterly earnings per share amounts may not add to the full year amounts.

Symetra Financial Corporation

4Q 2011 Financial Supplement

Consolidated Balance Sheet Data

(In millions)

	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010
Assets
Investments:
Available-for-sale securities:
Fixed maturities, at fair value	$22,905.2	$22,881.6	$22,146.5	$21,785.4	$21,281.8
Marketable equity securities, at fair value	50.3	50.3	51.2	46.4	45.1
Trading securities:
Marketable equity securities, at fair value	381.7	338.1	380.9	224.7	189.3
Mortgage loans, net	2,517.6	2,277.3	2,085.0	1,862.0	1,713.0
Policy loans	69.0	69.5	69.6	70.4	71.5
Short-term investments	2.8	2.5	2.7	2.4	2.5
Investments in limited partnerships	226.9	214.6	193.8	198.8	186.9
Other invested assets	18.2	18.3	11.8	10.4	10.1

Total investments	26,171.7	25,852.2	24,941.5	24,200.5	23,500.2

Cash and cash equivalents	242.3	182.8	87.4	307.9	274.6
Accrued investment income	269.4	271.4	268.1	267.3	257.6
Accounts receivable and other receivables	82.2	133.5	97.5	63.6	65.6
Reinsurance recoverables	295.6	291.5	288.8	283.9	280.8
Deferred policy acquisition costs	215.4	202.1	238.5	262.5	250.0
Goodwill	30.4	29.9	29.4	28.9	28.4
Current income tax recoverable	0.3	—	4.4	—	3.0
Other assets	109.6	107.0	99.9	106.2	95.0
Separate account assets	795.8	746.3	887.3	901.5	881.7

Total assets	$28,212.7	$27,816.7	$26,942.8	$26,422.3	$25,636.9

Liabilities and stockholders’ equity
Funds held under deposit contracts	$22,449.5	$22,223.4	$21,909.0	$21,553.4	$20,953.3
Future policy benefits	391.2	398.9	399.6	399.3	398.4
Policy and contract claims	170.9	170.4	126.4	108.2	116.6
Unearned premiums	12.3	12.5	12.6	12.5	12.2
Other policyholders’ funds	116.7	113.8	109.5	112.9	111.0
Notes payable	449.2	449.2	449.1	449.1	449.0
Current income tax payable	—	1.0	—	1.0	—
Deferred income tax liabilities, net	405.3	386.9	192.2	110.2	99.0
Other liabilities	287.8	254.3	209.8	343.2	235.1
Separate account liabilities	795.8	746.3	887.3	901.5	881.7

Total liabilities	25,078.7	24,756.7	24,295.5	23,991.3	23,256.3

Preferred stock	—	—	—	—	—
Common stock	1.2	1.2	1.2	1.2	1.2
Additional paid-in-capital	1,454.6	1,453.6	1,452.3	1,451.1	1,450.2
Retained earnings	664.7	598.7	595.9	544.7	496.7
Accumulated other comprehensive income, net of taxes	1,013.5	1,006.5	597.9	434.0	432.5

Total stockholders’ equity	3,134.0	3,060.0	2,647.3	2,431.0	2,380.6

Total liabilities and stockholders’ equity	$28,212.7	$27,816.7	$26,942.8	$26,422.3	$25,636.9

Symetra Financial Corporation

4Q 2011 Financial Supplement

Segment Income Statement Data

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Operating revenues:
Benefits Division	$148.7	$149.2	$117.9	$117.5	$116.4	$533.3	$463.6
Retirement Division:
Deferred Annuities	147.5	137.2	133.1	128.7	127.0	546.5	482.5
Income Annuities	104.5	102.5	102.7	105.2	108.7	414.9	423.5
Life Division	116.7	110.9	111.6	112.8	108.8	452.0	429.4
Other	9.4	11.1	11.6	11.9	12.7	44.0	40.0

Total	$526.8	$510.9	$476.9	$476.1	$473.6	$1,990.7	$1,839.0

Segment pre-tax adjusted operating income (loss):
Benefits Division	$24.4	$22.0	$19.0	$13.8	$21.0	$79.2	$71.6
Retirement Division:
Deferred Annuities	27.9	28.0	23.0	23.2	20.9	102.1	81.3
Income Annuities	6.5	7.1	12.6	8.9	10.9	35.1	33.2
Life Division	18.2	12.4	17.4	16.9	17.3	64.9	74.9
Other	(5.2)	(1.7)	(2.4)	(1.4)	(2.0)	(10.7)	(11.4)

Total	$71.8	$67.8	$69.6	$61.4	$68.1	$270.6	$249.6

Symetra Financial Corporation

4Q 2011 Financial Supplement

Benefits Division

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2011 [6]	Sep. 30, 2011 [6]	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 [6]	Dec. 31, 2010
Operating revenues:
Premiums	$140.5	$140.8	$109.8	$110.0	$108.7	$501.1	$433.2
Net investment income	4.9	4.6	4.4	4.2	4.6	18.1	18.7
Policy fees, contract charges and other	3.3	3.8	3.7	3.3	3.1	14.1	11.7

Total operating revenues	148.7	149.2	117.9	117.5	116.4	533.3	463.6

Benefits and expenses:
Policyholder benefits and claims	83.7	89.6	68.5	74.3	65.8	316.1	281.3
Other underwriting and operating expenses	38.6	35.6	28.3	27.3	27.5	129.8	102.6
Amortization of deferred policy acquisition costs	2.0	2.0	2.1	2.1	2.1	8.2	8.1

Total benefits and expenses	124.3	127.2	98.9	103.7	95.4	454.1	392.0

Segment pre-tax adjusted operating income	$24.4	$22.0	$19.0	$13.8	$21.0	$79.2	$71.6

Operating Metrics:
Loss ratio [1]	59.6%	63.6%	62.4%	67.6%	60.5%	63.1%	64.9%
Expense ratio [2]	27.4%	25.9%	26.9%	25.9%	26.5%	26.5%	24.7%

Combined ratio [3]	87.0%	89.5%	89.3%	93.5%	87.0%	89.6%	89.6%

Medical stop-loss - loss ratio [4]	61.4%	65.4%	63.6%	69.3%	62.3%	64.7%	66.6%
Total sales [5]	$26.5	$20.1	$23.4	$48.7	$15.1	$118.7	$95.5

Premiums:
Medical stop-loss	$126.0	$126.4	$96.6	$96.7	$96.8	$445.7	$387.1
Limited benefit medical	11.6	11.5	10.5	10.7	9.5	44.3	35.1
Other	2.9	2.9	2.7	2.6	2.4	11.1	11.0

Total premiums earned	$140.5	$140.8	$109.8	$110.0	$108.7	$501.1	$433.2

5 Year Historical Loss Ratio [1]:	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2010	68.9%	63.8%	66.5%	60.5%	64.9%
2009	70.1%	66.1%	67.3%	69.9%	68.3%
2008	71.0%	66.3%	59.4%	66.6%	65.8%
2007	55.7%	54.8%	51.0%	55.9%	54.3%
2006	71.3%	61.1%	57.8%	47.1%	59.6%

[1]	Loss ratio represents policyholder benefits and claims incurred divided by premiums earned.
[2]	Expense ratio is equal to other underwriting and operating expenses of our insurance operations and amortization of DAC divided by premiums earned.
[3]	Combined ratio is equal to the sum of the loss ratio and the expense ratio.
[4]	Medical stop-loss loss ratio represents medical stop-loss policyholder benefits and claims incurred divided by medical stop-loss premiums earned.
[5]	Total sales represents annualized first-year premiums net of first year policy lapses.
[6]	Includes impact of medical stop-loss business assumed from AUL.

Symetra Financial Corporation

4Q 2011 Financial Supplement

Retirement Division - Deferred Annuities

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Operating revenues:
Net investment income	$143.4	$132.9	$128.2	$123.1	$120.8	$527.6	$462.9
Policy fees, contract charges and other	4.8	4.9	5.5	5.1	5.0	20.3	19.3
Net investment gains (losses) on FIA options	(0.7)	(0.6)	(0.6)	0.5	1.2	(1.4)	0.3

Total operating revenues	147.5	137.2	133.1	128.7	127.0	546.5	482.5

Benefits and expenses:
Policyholder benefits and claims	(0.3)	0.6	—	(0.1)	(0.1)	0.2	0.1
Interest credited	84.3	80.7	79.9	77.6	79.0	322.5	293.6
Other underwriting and operating expenses	15.2	14.1	14.2	12.4	14.9	55.9	55.1
Amortization of deferred policy acquisition costs	20.4	13.8	16.0	15.6	12.3	65.8	52.4

Total benefits and expenses	119.6	109.2	110.1	105.5	106.1	444.4	401.2

Segment pre-tax adjusted operating income	$27.9	$28.0	$23.0	$23.2	$20.9	$102.1	$81.3

Operating Metrics:
Account values - fixed annuities	$10,613.1	$10,422.4	$10,127.3	$9,793.9	$9,243.7	$10,613.1	$9,243.7
Account values - variable annuities	713.8	670.9	796.9	809.2	791.1	713.8	791.1
Interest spread [1]	2.18%	1.92%	1.81%	1.82%	1.81%	1.94%	1.87%
Base interest spread [2]	1.81%	1.84%	1.81%	1.81%	1.74%	1.82%	1.80%
Total sales [3]	$356.8	$393.6	$446.5	$618.4	$522.9	$1,815.3	$1,810.7

[1]

Interest spread is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets in the general account attributed to the segment. The credited rate is the approximate rate credited on policyholder fixed account values. Interest credited is subject to contractual terms, including minimum guarantees.

[2]

Base interest spread is the interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make whole premiums, net of any related deferred sales inducement unlocking, and the MBS prepayment speed adjustment.

[3]	Total sales represent deposits for new policies net of first year policy lapses and/or surrenders.

Fixed Annuity Account Values by Contract Minimum Interest Guarantees as of December 31, 2011:

	Contract Minimum Interest Guarantee [2]
	> 3.5% [1]	<= 3.5% > 1.5%	<= 1.5%
Account values - fixed annuities	$1,160.3	$1,096.4	$8,320.6

[1]	The maximum interest is 4.5% on a $139.2 block of business.
[2]	Excludes standard non-forfeiture impacts.

Symetra Financial Corporation

4Q 2011 Financial Supplement

Retirement Division - Income Annuities

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Operating revenues:
Net investment income	$103.9	$101.9	$102.3	$105.0	$108.4	$413.1	$422.7
Policy fees, contract charges and other	0.6	0.6	0.4	0.2	0.3	1.8	0.8

Total operating revenues	104.5	102.5	102.7	105.2	108.7	414.9	423.5

Benefits and expenses:
Interest credited	91.6	88.1	83.6	89.7	91.3	353.0	366.3
Other underwriting and operating expenses	5.8	6.7	5.9	5.9	6.0	24.3	22.0
Amortization of deferred policy acquisition costs	0.6	0.6	0.6	0.7	0.5	2.5	2.0

Total benefits and expenses	98.0	95.4	90.1	96.3	97.8	379.8	390.3

Segment pre-tax adjusted operating income	$6.5	$7.1	$12.6	$8.9	$10.9	$35.1	$33.2

Operating Metrics:
Reserves [1]	$6,608.3	$6,618.9	$6,646.6	$6,681.4	$6,676.8	$6,608.3	$6,676.8
Interest spread [2]	0.57%	0.53%	0.48%	0.58%	0.79%	0.53%	0.57%
Base interest spread [3]	0.53%	0.54%	0.50%	0.46%	0.54%	0.50%	0.49%
MBS prepayment speed adjustment [4]	$0.3	$(0.2)	$(0.7)	$1.8	$3.2	$1.2	$3.0
Mortality gains (losses) [5]	(3.9)	(1.4)	4.9	0.7	(0.6)	0.3	(2.6)
Total sales [6]	54.1	64.6	38.7	64.5	67.9	221.9	260.0

5 Year Historical Mortality Gains (Losses): [5]	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2010	$(0.1)	$(1.8)	$(0.1)	$(0.6)	$(2.6)
2009	4.3	(0.5)	—	1.3	5.1
2008	2.0	0.8	0.7	(1.4)	2.1
2007	1.9	—	(0.9)	(1.1)	(0.1)
2006	0.2	2.4	1.3	2.4	6.3

[1]

Reserves represent the present value of future income annuity benefits and assumed expenses, discounted by the assumed interest rate. This metric represents the amount of our in-force book of business.

[2]

Interest spread is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets in the general account attributed to the segment. The credited rate is the approximate rate credited on policyholder reserves.

[3]

Base interest spread is the interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make whole premiums and the MBS prepayment speed adjustment.

[4]	MBS prepayment speed adjustment is the impact to net investment income due to the change in prepayment speeds on the underlying collateral of mortgage-backed securities.
[5]	Mortality gains (losses) represents the difference between actual and expected reserves released on our life contingent annuities.
[6]	Total sales represent deposits for new policies net of first year policy lapses and/or surrenders.

Symetra Financial Corporation

4Q 2011 Financial Supplement

Life Division

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2010	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Operating revenues:
Premiums	$9.2	$9.7	$9.6	$10.9	$9.6	$39.4	$39.8
Net investment income	75.9	70.3	71.1	71.2	69.4	288.5	271.3
Policy fees, contract charges and other	31.6	30.9	30.9	30.7	29.8	124.1	118.3

Total operating revenues	116.7	110.9	111.6	112.8	108.8	452.0	429.4

Benefits and expenses:
Policyholder benefits and claims [11]	12.6	19.2	15.2	18.1	14.5	65.1	53.7
Interest credited [11]	68.0	61.1	62.2	61.7	62.0	253.0	242.7
Other underwriting and operating expenses	15.4	15.6	15.5	14.4	14.1	60.9	54.4
Amortization of deferred policy acquisition costs	2.5	2.6	1.3	1.7	0.9	8.1	3.7

Total benefits and expenses	98.5	98.5	94.2	95.9	91.5	387.1	354.5

Segment pre-tax adjusted operating income	$18.2	$12.4	$17.4	$16.9	$17.3	$64.9	$74.9

Operating Metrics:
Individual insurance:
Individual insurance in force [1]	$36,918.8	$37,200.5	$37,439.7	$37,689.0	$38,011.5	$36,918.8	$38,011.5
Individual claims [2]	13.5	13.0	12.1	15.7	11.3	54.3	50.7
Annualized mortality rate [3]	0.15%	0.14%	0.13%	0.17%	0.12%	0.15%	0.13%
UL account value [4]	$678.9	$659.1	$635.5	$617.3	$607.0	$678.9	$607.0
UL interest spread [5]	1.31%	1.14%	1.24%	1.59%	1.54%	1.24%	1.50%
Individual sales [6]	$3.1	$3.3	$2.9	$2.4	$2.4	$11.7	$10.2
BOLI:
BOLI insurance in force [1]	$12,584.0	$12,678.2	$12,681.6	$12,681.3	$12,667.5	$12,584.0	$12,667.5
BOLI account value [4]	4,491.5	4,474.2	4,442.0	4,403.0	4,365.4	4,491.5	4,365.4
BOLI PGAAP reserve balance [7]	19.6	21.5	23.6	25.8	27.9	19.6	27.9
BOLI ROA [8]	1.15%	0.82%	0.98%	1.14%	0.92%	1.02%	1.03%
BOLI base ROA [9]	0.98%	0.85%	1.01%	1.08%	0.84%	0.98%	0.97%
BOLI sales [10]	$—	$—	$—	$—	$35.9	$—	$46.1

5 Year Historical Individual Claims:	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2010	13.9	13.5	12.0	11.3	50.7
2009	14.7	13.4	12.8	12.6	53.5
2008	14.3	13.6	13.7	12.1	53.7
2007	13.5	14.0	12.1	11.6	51.2
2006	13.3	11.9	11.8	13.4	50.4

[1]	Insurance in force represents dollar face amounts of policies without adjustment for reinsurance.
[2]	Individual claims repesents incurred claims, net of reinsurance, on our term and universal life policies.
[3]	Annualized mortality rate is defined as annualized individual claims divided by insurance in force.
[4]	UL account value and BOLI account value represent our liabilities to our policyholders.
[5]

UL interest spread is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets in the general account attributed to UL policies. The credited rate is the approximate rate credited on UL policyholder fixed account values. Interest credited is subject to contractual terms, including minimum guarantees. The UL interest spread is decreasing as the SPL product becomes a larger portion of the total UL account value. The SPL product’s cost of insurance and mortality and expense fee revenue is not reflected in the interest spread. The 2011 fourth quarter and 2011 and 2010 year-to-date spreads have been adjusted to exclude the effect of reserve adjustments. Unadjusted, the 2011 fourth quarter and 2011 and 2010 year-to-date interest spreads would be 0.22%, 1.04% and 2.50%, respectively.

[6]	Individual sales represent annualized first year premiums for recurring premium products, and 10% of new single premiums deposits net of first year policy lapses and/or surrenders.
[7]

Purchase accounting reserve, or PGAAP reserve, represents impact of purchase accounting on policyholder liabilities. This PGAAP reserve is amortized as a reduction to policyholder benefits according to the pattern of profitability of the book of business of policies in force at the purchase accounting date, August 2, 2004.

[8]

BOLI ROA is a measure of the gross margin on our BOLI book of business. This metric is calculated as the difference between our BOLI revenue earnings rate and our BOLI policy benefits rate. The revenue earnings rate is calculated as revenues divided by average invested assets. The policy benefits rate is calculated as total policy benefits divided by average account value. The policy benefits used in this metric do not include expenses.

[9]

BOLI base ROA is BOLI ROA adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make whole premiums, the MBS prepayment speed adjustment, and reserve adjustments.

[10]	BOLI sales represent 10% of new BOLI total deposits.
[11]	Policyholder benefits and claims and interest credited reflect fourth quarter 2011 reserve adjustments of $(2.1) and $4.0, respectively.

Symetra Financial Corporation

4Q 2011 Financial Supplement

Other

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Operating revenues:
Net investment income	$5.1	$5.8	$6.2	$6.5	$7.8	$23.6	$23.8
Policy fees, contract charges and other	4.3	5.3	5.4	5.4	4.9	20.4	16.2

Total operating revenues	9.4	11.1	11.6	11.9	12.7	44.0	40.0

Benefits and expenses:
Interest credited	(0.7)	(0.6)	(0.6)	(0.7)	(0.6)	(2.6)	(3.1)
Other underwriting and operating expenses	7.2	5.4	6.6	6.0	7.3	25.2	22.6
Interest expense	8.1	8.0	8.0	8.0	8.0	32.1	31.9

Total benefits and expenses	14.6	12.8	14.0	13.3	14.7	54.7	51.4

Segment pre-tax adjusted operating loss	$(5.2)	$(1.7)	$(2.4)	$(1.4)	$(2.0)	$(10.7)	$(11.4)

Symetra Financial Corporation

4Q 2011 Financial Supplement

Deferred Policy Acquisition Cost (DAC) Roll Forwards

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Summary — Total Company
Unamortized balance, beginning of period	$417.6	$411.4	$403.6	$387.4	$369.7	$387.4	$325.7
Deferral of acquisition costs:
Commissions	18.7	18.7	20.4	28.8	21.4	86.6	91.6
Other acquisition expenses	7.7	8.3	8.0	8.2	12.8	32.2	39.8

Total deferral of acquisition costs	26.4	27.0	28.4	37.0	34.2	118.8	131.4
Adjustments related to inv (gains) losses	0.5	(1.8)	(0.6)	(0.7)	(0.7)	(2.6)	(3.5)
Amortization	(22.6)	(20.3)	(20.0)	(20.1)	(15.8)	(83.0)	(67.5)
Unlocking	(2.9)	1.3	—	—	—	(1.6)	1.3

Total amortization	(25.5)	(19.0)	(20.0)	(20.1)	(15.8)	(84.6)	(66.2)

Unamortized balance, end of period	419.0	417.6	411.4	403.6	387.4	419.0	387.4
Accum effect of net unrealized gains	(203.6)	(215.5)	(172.9)	(141.1)	(137.4)	(203.6)	(137.4)

DAC balance, end of period	$215.4	$202.1	$238.5	$262.5	$250.0	$215.4	$250.0

Benefits Division
Unamortized balance, beginning of period	$3.5	$3.4	$3.4	$3.6	$3.8	$3.6	$3.2
Deferral of acquisition costs:
Other acquisition expenses	2.2	2.1	2.1	1.9	1.9	8.3	8.5

Total deferral of acquisition costs	2.2	2.1	2.1	1.9	1.9	8.3	8.5
Amortization	(2.0)	(2.0)	(2.1)	(2.1)	(2.1)	(8.2)	(8.1)

Unamortized balance, end of period	3.7	3.5	3.4	3.4	3.6	3.7	3.6

DAC balance, end of period	$3.7	$3.5	$3.4	$3.4	$3.6	$3.7	$3.6

Retirement Division - Deferred Annuities
Unamortized balance, beginning of period	$304.2	$301.1	$296.2	$283.2	$274.6	$283.2	$249.1
Deferral of acquisition costs:
Commissions	14.6	14.3	16.8	24.4	16.9	70.1	71.6
Other acquisition expenses	4.0	4.5	4.5	4.9	4.8	17.9	18.4

Total deferral of acquisition costs	18.6	18.8	21.3	29.3	21.7	88.0	90.0
Adjustments related to inv (gains) losses	0.5	(1.9)	(0.4)	(0.7)	(0.8)	(2.5)	(3.5)
Amortization	(17.5)	(16.3)	(16.0)	(15.6)	(12.3)	(65.4)	(52.4)
Unlocking	(2.9)	2.5	—	—	—	(0.4)	—

Total amortization	(20.4)	(13.8)	(16.0)	(15.6)	(12.3)	(65.8)	(52.4)

Unamortized balance, end of period	302.9	304.2	301.1	296.2	283.2	302.9	283.2
Accum effect of net unrealized gains	(192.0)	(203.6)	(165.6)	(136.2)	(132.4)	(192.0)	(132.4)

DAC balance, end of period	$110.9	$100.6	$135.5	$160.0	$150.8	$110.9	$150.8

Retirement Division - Income Annuities
Unamortized balance, beginning of period	$36.2	$34.3	$33.1	$31.2	$28.9	$31.2	$22.4
Deferral of acquisition costs:
Commissions	1.9	2.1	1.5	2.3	2.5	7.8	9.3
Other acquisition expenses	0.4	0.4	0.3	0.3	0.3	1.4	1.5

Total deferral of acquisition costs	2.3	2.5	1.8	2.6	2.8	9.2	10.8
Amortization	(0.6)	(0.6)	(0.6)	(0.7)	(0.5)	(2.5)	(2.0)

Unamortized balance, end of period	37.9	36.2	34.3	33.1	31.2	37.9	31.2

DAC balance, end of period	$37.9	$36.2	$34.3	$33.1	$31.2	$37.9	$31.2

Life Division
Unamortized balance, beginning of period	$73.7	$72.6	$70.9	$69.4	$62.4	$69.4	$51.0
Deferral of acquisition costs:
Commissions	2.2	2.3	2.1	2.1	2.0	8.7	10.7
Other acquisition expenses	1.1	1.3	1.1	1.1	5.8	4.6	11.4

Total deferral of acquisition costs	3.3	3.6	3.2	3.2	7.8	13.3	22.1
Adjustments related to inv (gains) losses	—	0.1	(0.2)	—	0.1	(0.1)	—
Amortization	(2.5)	(1.4)	(1.3)	(1.7)	(0.9)	(6.9)	(5.0)
Unlocking	—	(1.2)	—	—	—	(1.2)	1.3

Total amortization	(2.5)	(2.6)	(1.3)	(1.7)	(0.9)	(8.1)	(3.7)

Unamortized balance, end of period	74.5	73.7	72.6	70.9	69.4	74.5	69.4
Accum effect of net unrealized gains	(11.6)	(11.9)	(7.3)	(4.9)	(5.0)	(11.6)	(5.0)

DAC balance, end of period	$62.9	$61.8	$65.3	$66.0	$64.4	$62.9	$64.4

Symetra Financial Corporation

4Q 2011 Financial Supplement

Account Value and Reserve Roll Forwards

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Retirement Division:
Deferred Annuities:
Fixed Account Values
Account value, beginning of period	$10,422.4	$10,127.3	$9,793.9	$9,243.7	$8,805.6	$9,243.7	$7,655.7
Deposits	432.1	458.1	498.5	659.2	560.3	2,047.9	1,971.8
Interest credited	89.3	90.9	90.5	88.2	88.8	358.9	331.3
Withdrawals and transfers	(319.2)	(269.7)	(252.2)	(203.4)	(207.5)	(1,044.5)	(728.3)
Other	(11.5)	15.8	(3.4)	6.2	(3.5)	7.1	13.2

Account value, end of period	$10,613.1	$10,422.4	$10,127.3	$9,793.9	$9,243.7	$10,613.1	$9,243.7

Income Annuities:
Reserves
Reserves, beginning of period	$6,618.9	$6,646.6	$6,681.4	$6,676.8	$6,676.8	$6,676.8	$6,726.3
Deposits	51.4	58.8	37.7	65.3	67.1	213.2	254.2
Interest credited	95.2	95.2	95.5	96.2	96.2	382.1	386.3
Benefit payments	(163.4)	(175.8)	(160.7)	(146.2)	(161.9)	(646.1)	(663.1)
Other	6.2	(5.9)	(7.3)	(10.7)	(1.4)	(17.7)	(26.9)

Reserves, end of period	$6,608.3	$6,618.9	$6,646.6	$6,681.4	$6,676.8	$6,608.3	$6,676.8

Life Division:
BOLI Account Values
Account value, beginning of period	$4,474.2	$4,442.0	$4,403.0	$4,365.4	$3,969.7	$4,365.4	$3,789.1
Deposits	—	—	—	—	358.2	—	460.3
Interest credited	55.4	53.3	54.9	54.1	54.6	217.7	214.3
Surrenders/claims	(21.5)	—	—	—	—	(21.5)	(32.5)
Administrative charges and other	(16.6)	(21.1)	(15.9)	(16.5)	(17.1)	(70.1)	(65.8)

Account value, end of period	$4,491.5	$4,474.2	$4,442.0	$4,403.0	$4,365.4	$4,491.5	$4,365.4

UL Account Values
Account value, beginning of period	$659.1	$635.5	$617.3	$607.0	$596.9	$607.0	$583.8
Deposits	33.8	37.8	33.2	28.3	25.0	133.1	88.8
Interest credited	7.3	7.3	6.8	6.4	6.3	27.8	19.2
Surrenders/claims	(6.3)	(5.9)	(7.3)	(13.3)	(6.6)	(32.8)	(27.1)
Administrative charges and other	(15.0)	(15.6)	(14.5)	(11.1)	(14.6)	(56.2)	(57.7)

Account value, end of period	$678.9	$659.1	$635.5	$617.3	$607.0	$678.9	$607.0

Symetra Financial Corporation

4Q 2011 Financial Supplement

Overview of Liabilities and Associated Unrealized Gains

(In millions)

	As of Dec. 31, 2011
	Policyholder Liability	% of Total	Unrealized gains[8]
Illiquid Liabilities
Structured settlements & other SPIAs [1]	$6,605.4		$596.0
Deferred annuities with 5 year payout provision or MVA [2]	372.3		24.4
Traditional insurance (net of reinsurance) [3]	180.1		14.8
Group health & life (net of reinsurance) [3]	127.5		1.1

Total illiquid liabilities	7,285.3	32.0%	636.3

Somewhat Liquid Liabilities
Bank-owned life insurance (BOLI) [4]	4,575.9		353.7
Deferred annuities with surrender charges of 5% or higher	6,984.4		458.6
Universal life with surrender charges of 5% or higher	250.5		16.9

Total somewhat liquid liabilities	11,810.8	51.8%	829.2

Fully Liquid Liabilities
Deferred annuities with surrender charges of:
3% up to 5%	710.7		46.7
Less than 3%	142.9		9.4
No surrender charges [5]	2,346.9		154.1
Universal life with surrender charges less than 5%	444.8		29.7
BOLI [6]	4.7		0.4
Traditional insurance (net of reinsurance) [6]	4.1		0.3
Group health & life (net of reinsurance) [6]	28.5		0.2

Total fully liquid liabilities	3,682.6	16.2%	240.8

Assets supporting surplus portfolio			147.0

Total [7]	$22,778.7	100.0%	$1,853.3

Reconciliation of unrealized gains to AOCI:
Unrealized gains from above	$1,853.3
Tax on unrealized gains and losses on available for sale securities	(648.7)
Adjustment for deferred policy acquisition costs and deferred sales inducements valuation allowance, net of tax	(189.5)
Other	(1.6)

AOCI	$1,013.5

[1]	These contracts cannot be surrendered. The benefits are specified in the contracts as fixed amounts to be paid over the next several decades.
[2]	In a liquidity crisis situation, we could invoke the five-year payout provision so that the contract value with interest is paid out ratably over five years.
[3]	The surrender value on these contracts is generally zero. Represents incurred but not reported claim liabilities.
[4]

The biggest deterrent to surrender is the taxation on the gain within these contracts, which includes a 10% non-deductible penalty tax. Banks can exchange certain of these contracts with other carriers, tax-free. However, a significant portion of this business may not qualify for this tax-free treatment due to the employment status of the original covered employees and charges may be applicable.

[5]

Approximately half of this business has been with the Company for over a decade, contains lifetime minimum interest guarantees of 4.0% to 4.5% and has been free of surrender charges for many years. This business has experienced high persistency given the high lifetime guarantees that have not been available in the market on new issues for many years.

[6]	Represents reported claim liabilities.
[7]

Represents the sum of funds held under deposit contracts, future policy benefits and policy and contract claims on the consolidated balance sheets, excluding other policyholder related liabilities and reinsurance recoverables of $232.9.

[8]	Represents the pre-tax unrealized gains of the investment portfolio supporting the related policyholder liability.

Symetra Financial Corporation

4Q 2011 Financial Supplement

Investments Summary

(In millions)

	As of
	Dec. 31, 2011%		Sep. 30, 2011%		Jun. 30, 2011%		Mar. 31, 2011%		Dec. 31, 2010%
Portfolio Composition:
Available-for-sale securities:
Fixed maturities, at fair value	$22,905.2	87.5%	$22,881.6	88.5%	$22,146.5	88.8%	$21,785.4	90.0%	$21,281.8	90.6%
Marketable equity securities, at fair value	50.3	0.2%	50.3	0.2%	51.2	0.2%	46.4	0.2%	45.1	0.2%
Trading securities:
Marketable equity securities, at fair value	381.7	1.4%	338.1	1.3%	380.9	1.5%	224.7	0.9%	189.3	0.8%
Mortgage loans, net	2,517.6	9.6%	2,277.3	8.8%	2,085.0	8.4%	1,862.0	7.7%	1,713.0	7.3%
Policy loans	69.0	0.3%	69.5	0.3%	69.6	0.3%	70.4	0.3%	71.5	0.3%
Short-term investments	2.8	0.0%	2.5	0.0%	2.7	0.0%	2.4	0.0%	2.5	0.0%
Investment in limited partnerships	226.9	0.9%	214.6	0.8%	193.8	0.8%	198.8	0.8%	186.9	0.8%
Other invested assets	18.2	0.1%	18.3	0.1%	11.8	0.0%	10.4	0.1%	10.1	0.0%

Total investments	26,171.7	100.0%	25,852.2	100.0%	24,941.5	100.0%	24,200.5	100.0%	23,500.2	100.0%
Cash and cash equivalents	242.3		182.8		87.4		307.9		274.6

Total investments, cash and cash equivalents	$26,414.0		$26,035.0		$25,028.9		$24,508.4		$23,774.8

Fixed Maturities Securities by Credit Quality: [1]
1: AAA, AA, A	$13,987.6	61.1%	$14,151.4	61.8%	$13,391.0	60.5%	$13,141.0	60.3%	$13,042.4	61.3%
2: BBB	7,409.5	32.3%	7,343.9	32.1%	7,274.2	32.8%	7,306.9	33.6%	6,981.9	32.8%

Total investment grade	21,397.1	93.4%	21,495.3	93.9%	20,665.2	93.3%	20,447.9	93.9%	20,024.3	94.1%

3: BB	897.8	3.9%	791.6	3.5%	853.6	3.9%	719.5	3.3%	679.0	3.2%
4: B	507.5	2.2%	491.6	2.2%	480.3	2.2%	462.7	2.1%	393.8	1.8%
5: CCC & lower	96.2	0.4%	95.7	0.4%	139.4	0.6%	146.6	0.7%	164.8	0.8%
6: In or near default	6.6	0.1%	7.4	0.0%	8.0	0.0%	8.7	0.0%	19.9	0.1%

Total below investment grade	1,508.1	6.6%	1,386.3	6.1%	1,481.3	6.7%	1,337.5	6.1%	1,257.5	5.9%

Total fixed maturities	$22,905.2	100.0%	$22,881.6	100.0%	$22,146.5	100.0%	$21,785.4	100.0%	$21,281.8	100.0%

Fixed Maturities by Issuer Type:
U.S. government and agencies	$64.1	0.3%	$35.0	0.2%	$43.1	0.2%	$156.7	0.7%	$33.1	0.2%
State and political subdivisions	635.3	2.8%	540.2	2.4%	523.6	2.4%	462.8	2.1%	452.8	2.1%
Foreign governments	20.9	0.1%	21.1	0.1%	21.9	0.1%	21.7	0.1%	23.6	0.1%
Corporate securities	16,204.3	70.7%	16,166.5	70.6%	15,544.2	70.2%	14,996.9	68.8%	14,541.4	68.3%
Residential mortgage-backed securities	3,625.0	15.8%	3,708.4	16.2%	3,631.4	16.4%	3,815.3	17.5%	3,801.6	17.9%
Commercial mortgage-baced securities	1,837.0	8.0%	1,837.6	8.0%	1,816.9	8.2%	1,802.9	8.3%	1,887.3	8.9%
Other debt obligations	518.6	2.3%	572.8	2.5%	565.4	2.5%	529.1	2.5%	542.0	2.5%

Total fixed maturities	$22,905.2	100.0%	$22,881.6	100.0%	$22,146.5	100.0%	$21,785.4	100.0%	$21,281.8	100.0%

Effective Duration	5.8		5.7		5.7		5.6		5.5

Average Investment Yield	5.31%		5.26%		5.28%		5.32%		5.49%

	For the Three Months Ended
	Dec. 31, 2011%		Sep. 30, 2011%		Jun. 30, 2011%		Mar. 31, 2011%		Dec. 31, 2010%
Average Daily Cash and Cash Equivalent Balances:
Benefits Division	$9.0	3.7%	$11.6	4.7%	$11.4	4.8%	$5.7	2.3%	$8.8	2.8%
Retirement Division:
Deferred Annuities	158.7	64.5%	97.0	39.2%	44.6	18.9%	113.2	46.4%	150.6	47.5%
Income Annuities	(42.0)	-17.1%	26.2	10.6%	107.3	45.4%	25.8	10.6%	11.4	3.6%
Life Division	96.2	39.1%	79.2	32.1%	69.7	29.5%	85.6	35.1%	124.9	39.4%
Other	24.1	9.8%	33.2	13.4%	3.4	1.4%	13.8	5.6%	21.1	6.7%

Total	$246.0	100.0%	$247.2	100.0%	$236.4	100.0%	$244.1	100.0%	$316.8	100.0%

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
MBS Prepayment Speed Adjustment: [2]
Benefits Division	$—	$—	$(0.1)	$—	$—	$(0.1)	$0.1
Retirement Division:
Deferred Annuities	—	(0.2)	(0.4)	0.2	0.2	(0.4)	0.4
Income Annuities	0.3	(0.2)	(0.7)	1.8	3.2	1.2	3.0
Life Division	0.7	(0.5)	(0.5)	0.8	1.1	0.5	1.2
Other	0.3	(0.4)	0.2	0.3	0.1	0.4	0.1

Total	$1.3	$(1.3)	$(1.5)	$3.1	$4.6	$1.6	$4.8

[1]	Credit quality is based on NAIC (National Association of Insurance Commissioners) designation with presentation of the S&P equivalent credit ratings.
[2]	MBS prepayment speed adjustment is the impact to net investment income due to the change in prepayment speeds on the underlying collateral of mortgage-backed securities.

Symetra Financial Corporation

4Q 2011 Financial Supplement

Sales by Segment and Product

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Benefits Division [1]
Medical stop-loss	$22.3	$16.3	$18.1	$41.9	$11.7	$98.6	$79.1
Limited benefit medical	3.2	1.9	4.7	6.0	2.9	15.8	13.3
Group life & disability	1.0	1.9	0.6	0.8	0.5	4.3	3.1

Total	$26.5	$20.1	$23.4	$48.7	$15.1	$118.7	$95.5

Retirement Division - Deferred Annuities [2]
Fixed annuities	$325.9	$369.7	$437.4	$609.0	$514.0	$1,742.0	$1,776.8
Fixed indexed annuity	25.8	16.4	3.1	—	—	45.3	—
Variable annuities	3.3	6.2	5.1	6.0	4.4	20.6	18.5
Retirement plans	1.8	1.3	0.9	3.4	4.5	7.4	15.4

Total	$356.8	$393.6	$446.5	$618.4	$522.9	$1,815.3	$1,810.7

Retirement Division - Income Annuities [2]
SPIA	$20.8	$32.1	$25.1	$33.1	$31.9	$111.1	$153.6
Structured settlements	33.3	32.5	13.6	31.4	36.0	110.8	106.4

Total	$54.1	$64.6	$38.7	$64.5	$67.9	$221.9	$260.0

Life Division
Term life [1]	$0.5	$0.5	$0.6	$0.4	$0.4	$2.0	$4.1
Universal life [1]	0.4	0.2	0.2	0.4	0.7	1.2	2.1
Single premium life [3]	2.2	2.6	2.1	1.6	1.3	8.5	4.0

Individual sales	3.1	3.3	2.9	2.4	2.4	11.7	10.2
BOLI [4]	—	—	—	—	35.9	—	46.1

Total	$3.1	$3.3	$2.9	$2.4	$38.3	$11.7	$56.3

[1]	Represents annualized first-year premiums net of first year policy lapses.
[2]	Represents deposits for new policies net of first year policy lapses and/or surrenders.
[3]	Represents 10% of new deposits net of first year policy lapses and/or surrenders.
[4]	Represents 10% of new deposits.

Symetra Financial Corporation

4Q 2011 Financial Supplement

Book Value, Adjusted Book Value and Statutory Book Value per Share

(In millions, except per share amounts)

	As of
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010
Book value per common share [1]	$22.77	$22.24	$19.25	$17.68	$17.35

Non-GAAP Financial Measures:
Adjusted book value per common share [2]	$17.87	$17.32	$17.28	$16.85	$16.48
Adjusted book value per common share, as converted [3]	$16.99	$16.51	$16.49	$16.11	$15.79
Statutory book value per common share [4]	$17.22	$16.84	$17.21	$16.76	$16.39

Numerator:
Total stockholders’ equity	$3,134.0	$3,060.0	$2,647.3	$2,431.0	$2,380.6
AOCI	1,013.5	1,006.5	597.9	434.0	432.5

Adjusted book value	$2,120.5	$2,053.5	$2,049.4	$1,997.0	$1,948.1

Assumed proceeds from exercise of warrants	218.1	218.1	218.1	218.1	218.1

Adjusted book value, as converted	$2,338.6	$2,271.6	$2,267.5	$2,215.1	$2,166.2

Total stockholders’ equity	$3,134.0	$3,060.0	$2,647.3	$2,431.0	$2,380.6
Stockholders’ equity of non-insurance entities	(257.5)	(255.8)	(245.5)	(250.8)	(238.6)
Statutory adjustments	(1,053.7)	(997.3)	(574.0)	(400.0)	(389.7)
Asset valuation reserve (AVR)	220.7	189.8	212.9	206.1	185.1

Statutory book value	$2,043.5	$1,996.7	$2,040.7	$1,986.3	$1,937.4

Denominator: [6]
Common shares outstanding	118.637	118.595	118.571	118.535	118.216
Total outstanding common shares and shares subject to warrants	137.613	137.571	137.547	137.511	137.192

[1]	Book value per common share is calculated based on stockholders’ equity divided by outstanding common shares and shares subject to outstanding warrants.
[2]	Adjusted book value per common share is calculated based on stockholders’ equity less AOCI, divided by common shares outstanding.
[3]

Adjusted book value per common share, as converted gives effect to the exercise of the outstanding warrants and is calculated based on stockholders’ equity less AOCI plus the assumed proceeds from the warrants, divided by outstanding common shares and shares subject to outstanding warrants.

[4]	Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.

	As of
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010
[6] Reconciliation of outstanding shares:
Common shares outstanding, beginning of period	118.595	118.571	118.535	118.216	118.171
Employee stock purchase plan shares issued	0.042	0.028	0.029	0.024	0.033
Restricted shares issued	—	0.008	0.009	0.297	0.030
Restricted shares forfeited	—	(0.012)	(0.002)	(0.002)	(0.018)

Common shares outstanding, end of period	118.637	118.595	118.571	118.535	118.216
Outstanding warrants	18.976	18.976	18.976	18.976	18.976

Total outstanding common shares and shares subject to outstanding warrants, end of period	137.613	137.571	137.547	137.511	137.192

Symetra Financial Corporation

4Q 2011 Financial Supplement

ROE and Operating ROAE

(In millions)

	Twelve Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010
ROE:
Net income for the twelve months ended [1]	$199.6	$187.6	$233.1	$209.5	$200.9
Average stockholders’ equity [2]	$2,730.6	$2,646.0	$2,502.6	$2,367.5	$2,167.9

ROE	7.3%	7.1%	9.3%	8.8%	9.3%

Operating ROAE:
Adjusted operating income for the twelve months ended [1]	$194.1	$190.5	$186.7	$178.4	$175.2
Average adjusted book value[3]	$2,033.7	$1,988.0	$1,945.6	$1,898.2	$1,795.4

Operating ROAE	9.5%	9.6%	9.6%	9.4%	9.8%

[1]	The twelve months ended information is derived by adding the four most recent quarters of net income or adjusted operating income.
[2]	Average stockholders’ equity is derived by averaging ending stockholders’ equity for the most recent five quarters.
[3]	Average adjusted book value is derived by averaging ending stockholders’ equity less AOCI, for the most recent five quarters.

Calculation of average stockholders’ equity:

The following data can be used to recalculate the average stockholders’ equity and average adjusted book value amounts used in the calculation of ROE and operating ROAE.

		As of
		2011	2010	2009
Stockholders’ Equity
	Dec. 31	$3,134.0	$2,380.6	$1,433.3
	Sep. 30	3,060.0	2,711.3	1,480.5
	Jun. 30	2,647.3	2,342.8	763.7
	Mar. 31	2,431.0	1,971.7	198.5
AOCI
	Dec. 31	$1,013.5	$432.5	$(49.7)
	Sep. 30	1,006.5	819.4	29.8
	Jun. 30	597.9	501.1	(642.9)
	Mar. 31	434.0	159.5	(1,161.1)

Reconciliation of adjusted operating income:

The following data in connection with other data found throughout the supplement can be used to recalculate adjusted operating income for the twelve months ended June 30, 2011, March 31, 2011, and December 31, 2010.

	Three Months Ended
	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010
Net income	$56.6	$35.8	$46.3
Less: Net realized investment gains (losses) (net of taxes)	13.0	(6.6)	4.5
Add: Net investment gains (losses) on FIA options (net of taxes)	0.2	(0.9)	0.1

Adjusted operating income	$43.8	$41.5	$41.9

Symetra Financial Corporation

4Q 2011 Financial Supplement

Addendum

RMBS Prepayment Exposure

(In millions)

									Dec. 31, 2011 Trailing 12 Month		Prepayment Speed Adjustment [2]
Vintage [1]		Amortized Cost	Unrealized Gain/(Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q4 2011 Average Prepayment Speed	Average Prepayment speed	Max Prepayment speed	Q4 2011	YTD 2011
Agency:
CMO
2011		$212.8	$14.5	$227.3	$11.9	$(1.5)	3.6%	370.1	330.0	375.7	$—	$0.1
2010		571.1	50.3	621.4	15.2	(13.0)	4.6%	394.1	348.5	526.8	0.2	0.5
2009		211.9	22.4	234.3	2.1	(2.9)	4.8%	203.1	206.8	274.4	0.1	—
2008		5.7	0.2	5.9	—	—	5.8%	273.0	303.5	449.1	—	—
2007		31.4	1.6	33.0	1.0	—	6.6%	350.3	405.8	469.7	—	—
2006		52.3	2.0	54.3	0.1	—	6.6%	380.9	440.0	504.4	—	—
2005		59.2	7.4	66.6	0.4	—	6.2%	247.2	275.5	320.8	—	—
2004 & Prior		593.9	75.7	669.6	15.9	(6.1)	6.2%	274.6	286.6	352.5	0.6	1.5

Agency CMO		$1,738.3	$174.1	$1,912.4	$46.6	$(23.5)	5.2%	320.4	308.9	409.0	$0.9	$2.1

Passthrough
2011		$43.8	$0.9	$44.7	$0.1	$(1.6)	4.1%	4.2	3.5	4.2	$—	$—
2010		284.4	11.3	295.7	0.1	(9.5)	4.7%	9.8	7.4	11.8	—	0.1
2009		769.3	39.6	808.9	—	(29.0)	5.7%	13.8	13.6	18.3	0.1	—
2008		49.6	4.5	54.1	—	(1.0)	6.3%	23.6	24.0	28.9	—	—
2007		34.4	3.0	37.4	0.2	(0.8)	6.4%	20.3	23.4	26.8	—	—
2006		12.0	1.3	13.3	0.1	—	6.5%	24.6	27.4	31.7	—	—
2005		13.1	1.5	14.6	0.7	(0.1)	5.2%	—	1.9	3.9	—	—
2004 & Prior		74.6	7.1	81.7	1.2	(0.5)	5.8%	18.5	19.4	24.1	—	—

Agency Passthrough		1,281.2	69.2	1,350.4	2.4	(42.5)	5.5%	13.4	12.9	17.4	0.1	0.1

Total RMBS Agency		$3,019.5	$243.3	$3,262.8	$49.0	$(66.0)	5.3%	—	—	—	$1.0	$2.2

Non-agency
2008 - 2011		$—	$—	$—	$—	$—	—	—	—	—	$—	$—
2007		21.4	1.3	22.7	6.2	—	6.1%	181.8	209.0	234.6	—	0.1
2006		94.5	(3.1)	91.4	12.3	—	6.0%	175.9	197.7	224.9	0.1	—
2005		104.7	(9.0)	95.7	2.7	—	5.7%	209.8	240.9	304.4	0.1	0.1
2004 & Prior		148.3	4.1	152.4	3.5	(0.2)	5.9%	278.0	307.8	398.0	0.1	—

Non-Agency CMO		368.9	(6.7)	362.2	24.7	(0.2)	5.9%	226.9	254.9	317.6	0.3	0.2

Total RMBS Non-Agency		$368.9	$(6.7)	$362.2	$24.7	$(0.2)	5.9%	226.9	254.9	317.6	$0.3	$0.2

Total RMBS		$3,388.4	$236.6	$3,625.0	$73.7	$(66.2)	5.4%	—	—	—	$1.3	$2.4

Top 10 RMBS

									Dec. 31, 2011 Trailing 12 Month		Prepayment Speed Adjustment [2]
Name	Vintage	Amortized Cost	Unrealized Gain/(Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q4 2011 Average Prepayment Speed	Average Prepayment speed	Max Prepayment speed	Q4 2011	YTD 2011
Fannie Mae	2009	$94.1	$5.3	$99.4	$—	$(2.1)	5.5%	24.0	23.4	29.8	$—	$—
GNMA	2009	90.6	2.9	93.5	—	(5.3)	6.2%	5.0	4.7	7.1	—	0.1
GNMA	2009	83.5	2.9	86.4	—	(4.7)	6.2%	2.6	2.5	4.2	—	—
Fannie Mae	2009	60.4	2.6	63.0	—	(2.1)	5.4%	15.4	12.6	15.4	—	—
GNMA	2009	57.7	2.9	60.6	—	(1.8)	6.2%	—	—	—	—	—
GNMA	2010	55.3	1.7	57.0	—	(2.3)	4.5%	2.6	1.7	2.6	—	—
GNMA	2009	51.7	3.8	55.5	—	(2.1)	5.5%	8.0	5.9	8.0	—	—
GNMA	2009	42.8	2.9	45.7	—	(1.6)	5.5%	21.5	21.0	23.9	—	—
Fannie Mae	2009	41.3	1.4	42.7	—	(1.8)	5.4%	10.3	12.5	16.8	—	—
GNMA	2010	37.1	1.9	39.0	—	(2.1)	4.9%	—	—	—	—	—

Total		$614.5	$28.3	$642.8	$—	$(25.9)	—	—	—	—	$—	$0.1

[1]	Vintage indicates year of origination.
[2]

The CMO securities prepayment speed adjustment is estimated using the Public Securities Association prepayment model. The passthrough securities prepayment speed adjustment is estimated using the Conditional Prepayment Rate model.

Symetra Financial Corporation

4Q 2011 Financial Supplement

Addendum

CMBS Prepayment Exposure

(In millions)

								Prepayment Speed Adjustment [2]
Vintage [1]		Amortized Cost	Unrealized Gain/ (Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q4 2011	YTD 2011
Agency
CMO
2011		$44.9	$1.3	$46.2	$—	$(1.4)	4.9%	$—	$—
2010		21.7	1.6	23.3	—	(1.8)	5.0%	—	(0.1)
2009		10.2	1.5	11.7	—	—	6.5%	—	—
2008		40.0	0.7	40.7	—	(1.6)	5.1%	(0.1)	(0.1)
2007		55.6	1.5	57.1	—	(3.4)	5.6%	—	—
2006		62.7	0.1	62.8	—	(3.7)	5.7%	(0.2)	(0.4)
2005		32.7	1.2	33.9	—	(1.7)	5.8%	—	(0.1)
2004 & Prior		133.6	12.2	145.8	—	(4.4)	6.8%	—	(0.7)

Agency CMO		$401.4	$20.1	$421.5	$—	$(18.0)	5.9%	$(0.3)	$(1.4)

Passthrough
2005 - 2011		$—	$—	$—	$—	$—	0.0%	$—	$—
2004 & Prior		94.3	5.2	99.5	0.2	(3.2)	7.5%	—	—

Agency Passthrough		94.3	5.2	99.5	0.2	(3.2)	7.5%	—	—

Total CMBS Agency		$495.7	$25.3	$521.0	$0.2	$(21.2)	6.2%	$(0.3)	$(1.4)

Non-Agency
2011		$115.7	$2.4	$118.1	$—	$(0.9)	5.5%	$—	$—
2010		1.2	—	1.2	—	—	4.0%	—	—
2009		—	—	—	—	—	0.0%	—	—
2008		69.7	6.5	76.2	1.5	(0.2)	6.1%	—	—
2007		422.1	50.2	472.3	16.7	(0.4)	5.8%	0.1	0.2
2006		170.0	20.3	190.3	7.9	(1.0)	5.9%	—	0.3
2005		258.7	30.8	289.5	8.2	(0.1)	5.4%	0.1	0.1
2004 & Prior		165.0	3.4	168.4	1.1	(1.8)	6.5%	—	—

Non-Agency CMO		1,202.4	113.6	1,316.0	35.4	(4.4)	5.8%	0.2	0.6

Total CMBS Non-Agency		$1,202.4	$113.6	$1,316.0	$35.4	$(4.4)	5.8%	$0.2	$0.6

Total CMBS		$1,698.1	$138.9	$1,837.0	$35.6	$(25.6)	5.9%	$(0.1)	$(0.8)

Top 10 CMBS

								Prepayment Speed Adjustment [2]
Name	Vintage	Amortized Cost	Unrealized Gain/ (Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q4 2011	YTD 2011
Commercial Mtg Pass-Through	2003	$49.7	$1.6	$51.3	$0.3	$—	5.6%	$—	$—
Bear Stearns Commercial Mortgage	2006	48.4	6.5	54.9	1.6	—	5.9%	—	0.1
Bear Stearns Commercial Mortgage	2007	47.6	5.0	52.6	2.4	—	5.2%	—	0.1
GS Mtg Sec Corp II	2005	44.7	9.6	54.3	0.3	—	5.6%	—	—
Wachovia Bank Commercial Mortgage	2006	39.2	4.2	43.4	0.8	—	6.0%	—	—
Citigroup Commercial Mortgage	2008	37.9	2.9	40.8	0.1	—	6.2%	—	—
GNMA	2007	37.5	0.9	38.4	—	(2.5)	5.5%	—	—
Bear Stearns Commercial Mortgage	2007	35.7	4.7	40.4	1.0	—	5.9%	—	0.1
JP Morgan Chase Commericial Mortgage	2007	34.2	2.5	36.7	0.1	—	5.7%	—	—
Governmnent National Mortgage	2011	33.5	0.5	34.0	—	(0.9)	4.8%	—	—

Total		$408.4	$38.4	$446.8	$6.6	$(3.4)	—	$—	$0.3

[1]	Vintage indicates year of origination.
[2]

The CMO securities prepayment speed adjustment is estimated using the Public Securities Association prepayment model. The passthrough securities prepayment speed adjustment is estimated using the Conditional Prepayment Rate model.

Symetra Financial Corporation

4Q 2011 Financial Supplement

Addendum

European Exposure

(In millions)

				Sector
Country	Amortized Cost	Fair Value	% of Exposure	Sovereign Debt	Financial Industry	Other Corporate
United Kingdom	$475.6	$519.6	37.4%	$—	$27.9	$491.7
Netherlands	329.4	361.0	25.9%	—	—	361.0
Luxembourg	143.4	150.6	10.8%	—	—	150.6
Switzerland	102.2	100.8	7.2%	—	100.8	—
France	101.4	98.7	7.1%	—	15.2	83.5
Sweden	43.0	49.2	3.5%	—	—	49.2
Germany	27.7	22.3	1.6%	—	12.5	9.8
Austria	19.8	19.8	1.4%	—	—	19.8
Italy	17.7	18.9	1.4%	—	—	18.9
Spain	18.9	18.5	1.3%	—	—	18.5
Finland	10.2	9.3	0.7%	—	—	9.3
Norway	7.7	8.5	0.6%	—	0.7	7.8
Belgium	7.1	7.8	0.6%	—	—	7.8
Greece	5.8	5.6	0.4%	—	—	5.6
Portugal	1.0	0.6	0.1%	0.6	—	—

Total	$1,310.9	$1,391.2	100.0%	$0.6	$157.1	$1,233.5

Note: The table above includes $6.5 million in marketable equity securities.

Top 10 European Exposures

Name	Amortized Cost	Fair Value	Moody’s	S&P
Shell International Fin	$100.9	$116.0	Aa1	AA
TYCO Int’l	100.9	111.3	A3	A-
Vodafone Group PLC	79.9	91.5	A3	A-
Tesco PLC-ADR	75.7	90.9	A3	A-
Philips Electronics NV	72.2	81.2	A3	A-
Diageo Capital PLC	72.5	79.3	A3	A-
Deutsche Telekom Int Fin	71.9	75.0	Baa1	BBB+
SABMiller PLC	65.7	75.0	Baa1	BBB+
Electricite de France	61.3	60.4	Aa3	AA-
BP Capital PLC	49.9	55.5	A2	A

Total	$750.9	$836.1